Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of March 31, 2009

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 548 communities in 35 states and the ability to serve approximately 52,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units/Beds	Percentage of Q1 2009 Revenues	Percentage of Q1 2009 Facility Operating Income
Owned	168	18,547	39.5%	37.4%
Leased	358	28,993	60.1%	61.6%
Managed	22	4,348	0.4%	1.0%
Total	548	51,888	100.0%	100.0%

Operating Type
Retirement Centers	85	15,258	27.0%	31.6%
Assisted Living	406	20,808	43.7%	43.7%
CCRCs	35	11,474	28.9%	23.7%
Managed	22	4,348	0.4%	1.0%
Total	548	51,888	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49
Add: hurricane costs	-	-	0.04	0.01	0.05	-
Add: non-recurring, integration and system costs	0.03	0.10	0.04	0.02	0.19	-
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49

Shares used in calculation of CFFO (000's)	102,191	101,477	101,349	101,714	101,683	101,786

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living
111 Westwood Place, Suite 200
Brentwood, TN 37027
Phone (615) 376-2412
rroadman@brookdaleliving.com

Note: See accompanying first quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Info
As of March 31, 2009

Selected Segment Operating and Other Data as Reported in the 10Q

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85
Total units/beds	15,747	15,693	15,710	15,251	15,251	15,258
Total units/beds excluding equity homes	15,652	15,598	15,615	15,156	15,156	15,163
Weighted average occupancy	90.5%	89.6%	90.6%	90.2%	90.3%	88.9%
Average monthly revenue per unit/bed	$3,191	$3,225	$3,232	$3,276	$3,229	$3,329

Assisted Living
Number of communities (period end)	409	410	410	409	409	406
Total units/beds	20,906	21,020	21,059	21,021	21,021	20,808
Weighted average occupancy	89.8%	88.9%	90.2%	90.6%	89.9%	89.6%
Average monthly revenue per unit/bed	$3,740	$3,751	$3,723	$3,737	$3,738	$3,895

CCRCs
Number of communities (period end)	32	32	32	32	32	35
Total units/beds	10,798	10,838	10,871	11,183	11,183	11,474
Total units/beds excluding equity homes	9,998	10,038	10,076	10,392	10,392	10,679
Weighted average occupancy	89.4%	88.1%	87.4%	87.2%	87.9%	86.7%
Average monthly revenue per unit/bed	$4,699	$4,767	$4,810	$4,864	$4,759	$5,017

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526
Total units/beds	47,451	47,551	47,640	47,455	47,455	47,540
Total units/beds excluding equity homes	46,556	46,656	46,750	46,569	46,569	46,650
Weighted average occupancy	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%
Average monthly revenue per unit/bed	$3,759	$3,791	$3,786	$3,830	$3,791	$3,961

Management Services
Number of communities (period end)	22	21	21	22	22	22
Total units/beds	4,406	4,296	4,293	4,349	4,349	4,348
Weighted average occupancy	83.4%	83.7%	85.3%	87.4%	84.9%	86.3%

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines. The table above is a combination of both units and beds.

	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1

Retirement Centers
Number of communities (period end)	87	87	87	85	85	85
Total average units	15,623	15,569	15,586	15,127	15,127	15,139
Weighted average unit occupancy	89.3%	88.4%	88.9%	89.0%	88.9%	87.5%
Average monthly revenue per unit	$3,241	$3,274	$3,302	$3,328	$3,286	$3,387

Assisted Living
Number of communities (period end)	409	410	410	409	409	406
Total average units	19,164	19,169	19,298	19,277	19,277	19,064
Weighted average unit occupancy	86.5%	85.6%	86.6%	87.2%	86.5%	86.1%
Average monthly revenue per unit	$4,235	$4,251	$4,228	$4,234	$4,237	$4,427

CCRCs
Number of communities (period end)	32	32	32	32	32	35
Total average units	9,998	10,038	10,076	10,392	10,392	10,679
Weighted average unit occupancy	89.4%	87.9%	87.1%	86.8%	87.8%	86.5%
Average monthly revenue per unit	$4,701	$4,779	$4,829	$4,887	$4,799	$5,030

Consolidated Totals
Number of communities (period end)	528	529	529	526	526	526
Total average units	44,785	44,776	44,960	44,796	44,796	44,882
Weighted average unit occupancy	88.1%	87.1%	87.5%	87.7%	87.6%	86.6%
Average monthly revenue per unit	$3,989	$4,026	$4,036	$4,073	$4,031	$4,215

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of March 31, 2009

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended March 31,			Twelve Months Ended March 31,
	2009	2008	% Change	2009(1)	2008(2)	% Change
Revenue	$470,813	$452,509	4.0%	$1,837,935	$1,768,603	3.9%
Operating Expense	301,125	290,093	3.8%	1,199,527	1,136,132	5.6%
Facility Operating Income	$169,688	$162,416	4.5%	$638,408	$632,471	0.9%
Facility Operating Margin	36.0%	35.9%	0.1%	34.7%	35.8%	-1.1%

# Communities	519	519		517	517
Avg. Period Occupancy	89.1%	90.1%	-1.0%	89.5%	90.8%	-1.3%
Avg. Mo. Revenue/unit	$3,936	$3,739	5.3%	$3,822	$3,625	5.4%

Excluding the $7.0 million of charges relating to integration-related accounting items in the fourth quarter of 2007, the same community data is as follows:

	Three Months Ended March 31,			Twelve Months Ended March 31,
	2009	2008	% Change	2009(1)	2008	% Change
Revenue	$470,813	$452,509	4.0%	$1,837,935	$1,768,603	3.9%
Operating Expense	301,125	290,093	3.8%	1,199,527	1,129,087	6.2%
Facility Operating Income	$169,688	$162,416	4.5%	$638,408	$639,516	-0.2%
Facility Operating Margin	36.0%	35.9%	0.1%	34.7%	36.2%	-1.5%

(1)	Excludes $4.8 million of expenses related to hurricane and named-tropical storms for the twelve months ended March 31, 2009.

(2)
Includes $7.0 million of charges to facility operating expenses in the quarter ended December 31, 2007 which related to the Company's desire to conform its policies across all of its platforms including $5.9 million of estimated uncollectible accounts and $1.1 million of accounting conformity adjustments pertaining to expensing inventory and certain accrual policies.

Schedule of Capital Expenditures			Information on Ancillary Services
($ in 000s)
				Three Months Ended March 31,
	Three Months Ended March 31,			2009	2008
	2009	2008	Brookdale Units Served:
Type			Therapy
Recurring	$3,326	$7,197	Legacy ARC	12,711	12,711
Reimbursements	(671)	(1,160)	Total	34,180	29,562
Net Recurring	2,655	6,037
Corporate(1)	883	3,914	Home Health
EBITDA-enhancing(2)	3,339	13,921	Legacy ARC	10,087	7,405
			Total	16,498	6,573
Development(3)	25,943	21,181
Reimbursements(4)	(27,036)	(1,389)	Avg. Mo. NOI/Occupied Unit
Net Development	(1,093)	19,792	Legacy ARC	$243	$185
Net Total Capital Expenditures	$5,784	$43,664	Total	$167	$125

(1)	Corporate primarily includes capital expenditures for information technology systems and equipment
(2)	EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations
(3)	Development capital expenditures primarily relate to the facilty expansion and de novo development program
(4)	Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursement received during the period

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of March 31, 2009
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009 (4)	3,291	7.15%	20,759	10.00%	24,050	9.61%	14,250	8.29%	38,300
2010	137,195	2.39%	134,241	10.00%	271,436	6.15%	22,322	8.31%	293,758
2011	323,235	6.76%	-		323,235	6.76%	25,420	8.33%	348,655
2012	876,891	3.54%	-		876,891	3.54%	26,402	8.38%	903,293
2013	488,988	5.02%	-		488,988	5.02%	27,676	8.42%	516,664
Thereafter	266,298	4.69%	-		266,298	4.69%	197,792	9.14%	464,090
Total	2,095,898	4.45%	155,000	10.00%	2,250,898	4.83%	313,862	8.85%	2,564,760

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2009 (4)	3,291	7.15%	20,759	10.00%	24,050	9.61%	14,250	8.29%	38,300
2010	6,195	6.77%	134,241	10.00%	140,436	9.86%	22,322	8.31%	162,758
2011	295,495	4.03%	-		295,495	4.03%	25,420	8.33%	320,915
2012	875,423	3.53%	-		875,423	3.53%	26,402	8.38%	901,825
2013	522,378	5.85%	-		522,378	5.85%	27,676	8.42%	550,054
Thereafter	393,116	4.93%	-		393,116	4.93%	197,792	9.14%	590,908
Total	2,095,898	4.45%	155,000	10.00%	2,250,898	4.83%	313,862	8.85%	2,564,760

Coverage Ratios

	Three months ended March 31, 2009

	Units	FOI	Adj. FOI*	Interest/Cash Lease Payments	Coverage
Owned Communities	18,547	67,288	50,963	32,821	1.6x
Leased Communities	28,993	110,829	85,704	64,579	1.3x

*  Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Three months ended March 31, 2009
	2008	2009
Scheduled Debt Amortization	391	819
Lease Financing Debt Amortization - FMV or no Purchase Option (5)	1,625	1,780
Lease Financing Debt Amortization - Bargain Purchase Option	2,351	2,804
Total Debt Amortization	4,367	5,403

Line Availability

($000s)	Dec-08	Feb-09	Mar-09

Revolver Balance	159,453	195,000	155,000
Letters of Credit Outstanding (8)	107,261	23,271	20,759
Ending Line Balance	266,714	218,271	175,759

Cash	53,973	42,139	52,507

Total Line Capacity		230,000	220,000
Total Liquidity (Line Availability + Cash)		53,868	96,748

Letters of credit outstanding on line (8)	107,261	23,271	20,759
Other letters of credit	42,475	48,475	48,475
Total letters of credit outstanding (8)	149,736	71,746	69,234

Leverage Ratios

		Annualized
	Balance	Leverage
Mortgage Debt (1)	2,095,898
Capital Leases	313,862
Total Property-Level Debt	2,409,760	7.0x

Plus: Line of Credit (cash borrowings)	155,000
Less: Cash	(52,507)
Less: Cash held as collateral against existing debt	(27,700)
Total Debt	2,484,553	7.2x

Q1 09 Adjusted EBITDA	85,921

Annualized Cash Lease Expense multiplied by 8	2,066,528
Total Adjusted Debt	4,551,081	7.6x

Q1 09 Adjusted EBITDAR	150,500

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt (1)	944,828	6.06%
Variable Rate Mortgage Debt (1)	1,151,070	3.14%
Capital Leases	313,862	8.85%
Line of Credit (cash borrowings)	155,000	10.00%
Total Debt	2,564,760

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (6)	351,840	30.5%
Variable Rate debt with Interest Rate Caps (1), (7)	670,521	58.3%
Variable Rate debt - Unhedged	128,709	11.2%
Total Variable Rate Mortgage Debt	1,151,070	100.0%

(1)	Also includes both bond and construction financing.
(2)	Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3)	Assumes extension options are exercised. These options are mainly at the company's sole discretion.
(4)	Gives effect to pending exercise of an extension option.
(5)	Payments are included in CFFO.
(6)	Weighted swap rate for stated reporting period is 3.74%.
(7)	Weighted cap rate for stated reporting period of 6.02% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(8)	Includes $32.2 million of duplicative letters of credit that were returned during the first quarter

Brookdale Senior Living Inc.
CFFO Reconciliation
As of March 31, 2009
($ in 000s)

CFFO Calculation

	Three Months Ended March 31,
	2009	2008

Net cash provided by operating activities (includes non-refundable entrance fees)	$68,757	$40,629
Less: Changes in operating assets and liabilities (eliminates cash flow effect)	(11,933)	4,695
Add: Refundable entrance fees received	3,638	3,492
Less: Entrance fee refunds disbursed	(5,836)	(3,632)
Less: Recurring capital expenditures, net	(2,655)	(6,037)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,780)	(1,625)
Add: Reimbursement of operating expenses and other	-	1,063
Cash From Facility Operations	$50,191	$38,585

Revenue Reconciliation
	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	3,759	3,791	3,786	3,830	3,791	3,961
Average monthly units available	46,520	46,566	46,725	46,576	46,603	46,595
Average occupancy for the quarter	90.0%	88.9%	89.7%	89.7%	89.6%	88.7%
Resident fee revenue	$472,144	$470,808	$476,043	$480,040	$1,899,035	$491,119

Add: management fee revenue	1,813	2,264	1,527	1,390	6,994	1,717
Total revenues excluding entrance fee amortization	$473,957	$473,072	$477,570	$481,430	$1,906,029	$492,836

CFFO Reconciliation to the Income Statement

Resident fee revenue	$480,648	$478,201	$482,277	$486,928	$1,928,054	$497,946
Less: Entrance fee amortization	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)
Adjusted revenues	473,957	473,072	477,570	481,430	1,906,029	492,836

Less: Facility operating expenses	(305,059)	(306,526)	(326,214)	(323,782)	(1,261,581)	(318,112)

Less: G&A excluding non-cash stock expense	(36,388)	(40,297)	(32,948)	(31,286)	(140,919)	(33,707)
Add: G&A non-cash stock expense	8,010	8,621	6,737	5,569	28,937	6,809
Net G&A	(28,378)	(31,676)	(26,211)	(25,717)	(111,982)	(26,898)

Less: Facility lease expense	(67,812)	(67,199)	(67,017)	(67,441)	(269,469)	(67,741)
Add: Straight-line lease expense	5,751	5,215	4,709	4,910	20,585	4,248
Less: Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)
Net lease expense	(63,146)	(63,070)	(63,394)	(63,616)	(253,226)	(64,579)

Entrance fee receipts	6,272	12,597	11,526	12,077	42,472	8,510
Entrance fee disbursements	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)
Net entrance fees	2,640	7,754	5,670	7,258	23,322	2,674

Adjusted EBITDA	80,014	79,554	67,421	75,573	302,562	85,921

Less: Recurring capital expenditures, net	(6,037)	(6,614)	(6,965)	(7,696)	(27,312)	(2,655)
Less: Interest expense, net	(34,245)	(34,264)	(36,216)	(35,046)	(139,771)	(32,001)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,625)	(1,662)	(1,688)	(1,716)	(6,691)	(1,780)
Less: Other	478	(341)	(96)	1,315	1,356	706

Reported CFFO	$38,585	$36,673	$22,456	$32,430	$130,144	$50,191

Add: hurricane costs	-	-	3,613	1,187	4,800	-
Add: non-recurring, integration and system costs	2,880	10,447	3,902	2,282	19,511	-
Adjusted CFFO	$41,465	$47,120	$29,971	$35,899	$154,455	$50,191

CFFO Per Share ($)

($ except where indicated)	FY 2008					FY 2009
	Q1	Q2	Q3	Q4	Full Year	Q1
Reported CFFO	$0.38	$0.36	$0.22	$0.32	$1.28	$0.49
Add: hurricane costs	-	-	0.04	0.01	0.05	-
Add: non-recurring, integration and system costs	0.03	0.10	0.04	0.02	0.19	-
Adjusted CFFO	$0.41	$0.46	$0.30	$0.35	$1.52	$0.49

Shares used in calculation of CFFO (000's)	102,191	101,477	101,349	101,714	101,683	101,786

Note:
CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of March 31, 2009

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09
Ending # EF Vacant Units	372	406	379	429	434	416	448	447	475
# Closings	51	60	70	60	40	78	67	65	48
# of Refunds	88	65	75	83	47	69	95	67	69

Cash Basis ($000's)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)	3,916	4,726	5,673	5,015	2,780	5,177	7,253	7,391	4,872
Proceeds from refundable entrance fees (2)	4,258	4,064	8,696	8,901	3,492	7,420	4,273	4,686	3,638
Total Cash Proceeds	8,174	8,790	14,369	13,916	6,272	12,597	11,526	12,077	8,510
Refunds of entrance fees (3)	(6,315)	(4,089)	(5,084)	(4,069)	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)
Net Resale Cash Flow	1,859	4,701	9,285	9,847	2,640	7,754	5,670	7,258	2,674

Average Resale $ (excluding My Choice proceeds)	160,275	143,300	153,486	153,033	145,850	151,244	163,134	178,969	170,042
Average Refund $	(71,761)	(62,908)	(67,787)	(49,024)	(79,830)	(72,623)	(61,642)	(71,925)	(84,580)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's)
Gross Value @ Average Resale Price of $170,000	80,750
Refund Attachments	(6,795)
Net Cash Value	73,955

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 07	Q2 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09
Amortization of entrance fees (incl. gains on terminations)	(4,259)	(4,641)	(5,322)	(5,019)	(6,691)	(5,129)	(4,707)	(5,498)	(5,110)

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for  the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following  contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of March 31, 2009

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities.  Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy.  BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Amortization
($ in 000's)	Actual	Actual	Actual	Actual	Actual
	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09
Original ARC Communities

Occupancy	91%	89%	88%	89%	88%
Ending # EF Vacant Units	181	222	249	243	271
# EF Closings	29	46	52	48	29
# of EF Refunds	27	44	58	45	41

EF Resale Receipts	4,906	8,729	9,699	8,739	5,344
EF Refunds Paid	(1,823)	(2,795)	(4,320)	(3,644)	(3,855)
Net Resale Cash Flow	3,083	5,934	5,379	5,095	1,489

Average EF Resale $ (excluding My Choice proceeds)	$154	$177	$175	$175	$174
Average EF Refund $	$(72)	$(65)	$(74)	$(81)	$(94)

Total NBA Communities

Occupancy	76%	75%	75%	76%	76%
Ending # EF Vacant Units	207	194	199	204	204
# EF Closings	11	32	15	17	19
# of EF Refunds (1)	20	25	37	22	28

EF Resale Receipts	1,366	3,868	1,827	3,338	3,166
EF Refunds Paid (1)	(1,809)	(2,048)	(1,536)	(1,175)	(1,981)
Net Resale Cash Flow	(443)	1,820	291	2,163	1,185

Average EF Resale $ (excluding My Choice proceeds)	$124	$114	$122	$189	$163
Average EF Refund $	$(90)	$(87)	$(42)	$(53)	$(71)

Total Consolidated EF Communities

Occupancy	87%	86%	85%	85%	85%
Ending # EF Vacant Units	388	416	448	447	475
# EF Closings	40	78	67	65	48
# of EF Refunds	47	69	95	67	69

EF Resale Receipts	6,272	12,597	11,526	12,077	8,510
EF Refunds Paid	(3,632)	(4,843)	(5,856)	(4,819)	(5,836)
Net Resale Cash Flow	2,640	7,754	5,670	7,258	2,674

Average EF Resale $ (excluding My Choice proceeds)	$146	$151	$163	$179	$170
Average EF Refund $	$(77)	$(70)	$(62)	$(72)	$(85)

(1) Includes certain refunds accelerated for repositioning of the community

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of March 31, 2009
($ in 000s)

Cash Flow Statements

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	YTD 2008	Q1 2009
Cash Flows from Operating Activities
Net loss	$(55,093)	$(3,485)	$(35,877)	$(278,786)	$(373,241)	$(13,636)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	2,821	231	-	-	3,052	-
Depreciation and amortization	73,497	71,255	70,070	71,087	285,909	69,675
Goodwill and asset impairment	-	-	-	220,026	220,026	-
Gain on sale of assets	-	-	-	(2,131)	(2,131)	(4,455)
Equity in (earnings) loss of unconsolidated ventures	173	935	(358)	111	861	(595)
Distributions received from JVs	190	1,182	546	1,834	3,752	11
Amortization of deferred gain	(1,085)	(1,086)	(1,086)	(1,085)	(4,342)	(1,086)
Amortization of entrance fees	(6,691)	(5,129)	(4,707)	(5,498)	(22,025)	(5,110)
Proceeds from deferred entrance fee revenue	2,780	5,177	7,253	7,391	22,601	4,872
Deferred income tax benefit	(30,662)	(3,532)	(23,049)	(32,255)	(89,498)	(8,194)
Change in deferred lease liability	5,751	5,215	4,709	4,910	20,585	4,248
Change in fair value of derivatives and amortization	45,633	(36,743)	8,454	50,802	68,146	4,285
Non-cash stock-based compensation	8,010	8,621	6,737	5,569	28,937	6,809
Changes in operating assets and liabilities:
Accounts receivable, net	(6,392)	(2,067)	(9,706)	(6,985)	(25,150)	(3,118)
Prepaid expenses and other assets, net	2,515	12,164	(9,037)	(18,306)	(12,664)	(4,602)
Accounts payable and accrued expenses	(5,083)	(11,080)	19,214	12,377	15,428	4,966
Deferred revenue	3,081	(5,747)	(726)	1,206	(2,186)	15,057
Tenant refundable fees and security deposits	1,184	184	(1,807)	(854)	(1,293)	(370)
Net cash provided by operating activities	40,629	36,095	30,630	29,413	136,767	68,757
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,763	109	544	1,065	3,481	1,480
Increase in cash and escrow deposits — restricted	(20,663)	16,830	(3,962)	(13,965)	(21,760)	(57,897)
Additions to property, plant, and equipment and leasehold intangibles,net of related payables	(46,213)	(41,455)	(46,511)	(54,849)	(189,028)	(33,491)
Acquisition of assets, net of related payables and cash received	(745)	(462)	(3,898)	(1,626)	(6,731)	-
Payment on (issuance of) notes receivable, net	10,112	29,549	-	(299)	39,362	(36)
Investment in unconsolidated ventures	(356)	(137)	(670)	(1,616)	(2,779)	(1,106)
Distributions received from unconsolidated ventures	-	154	146	3,616	3,916	525
Proceeds from sale of business	-	-	-	2,935	2,935	9,166
Proceeds from sale of unconsolidated venture	-	-	4,165	-	4,165	8,843
Net cash (used in) provided by investing activities	(56,102)	4,588	(50,186)	(64,739)	(166,439)	(72,516)
Cash Flows from Financing Activities
Proceeds from debt	288,479	155,868	23,422	43,575	511,344	26,521
Repayment of debt and capital lease obligations	(181,327)	(42,865)	(5,018)	(26,279)	(255,489)	(10,403)
Buyout of capital lease obligation					-
Proceeds from line of credit	125,000	45,000	94,757	74,696	339,453	60,446
Repayment of line of credit	(120,000)	(198,000)	(60,000)	-	(378,000)	(64,899)
Payment of dividends	(51,897)	(25,955)	(25,844)	(25,759)	(129,455)	-
Purchase of treasury stock	-	(20,020)	(9,167)	-	(29,187)	-
Payment of financing costs, net of related payables	(853)	(12,571)	(296)	(572)	(14,292)	(6,895)
Other	(403)	(400)	(1,075)	(1,096)	(2,974)	(279)
Refundable entrance fees:					-
Proceeds from refundable entrance fees	3,492	7,420	4,273	4,686	19,871	3,638
Refunds of entrance fees	(3,632)	(4,843)	(5,856)	(4,819)	(19,150)	(5,836)
Recouponing and payment of swap termination	(23,942)	(3,180)	-	(31,018)	(58,140)	-
Cash portion of loss on extinguishment of debt	(812)	(231)	(197)	-	(1,240)	-
Net cash (used in) provided by financing activities	34,105	(99,777)	14,999	33,414	(17,259)	2,293
Net increase (decrease) in cash and cash equivalents	18,632	(59,094)	(4,557)	(1,912)	(46,931)	(1,466)
Cash and cash equivalents at beginning of period	100,904	119,536	60,442	55,885	100,904	53,973
Cash and cash equivalents at end of period	$119,536	$60,442	$55,885	$53,973	$53,973	$52,507